SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 25, 2003

NOBEL LEARNING COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10031	22-2465204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 West Chester Pike West Chester, PA	19382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 947-2000

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events.

On July 25, 2003, Nobel Learning Communities, Inc. issued a press release announcing the appointment of its new Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7(c).	Exhibits.

Exhibit 99.1	Press Release issued on July 25, 2003 announcing the appointment of the Company’s new Chief Executive Officer.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBEL LEARNING COMMUNITIES, INC.

Date: July 28, 2003	By:	/s/ GEORGE H. BERNSTEIN
George H. Bernstein Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued on July 25, 2003 announcing the appointment of the Company’s new Chief Executive Officer.